UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported)  April 1, 2012

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD 21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) of Sinclair Broadcast Group, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 4, 2012.  The Original 8-K reported the Company’s completion of its acquisition of the broadcast assets of Freedom Communications Inc. (“Freedom”).  This Amendment provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.  No other modification to the Original 8-K is being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The historical audited consolidated financial statements of Freedom Broadcasting, Inc. as of and for the year ended December 31, 2011 including the notes to such financial statements and the report of the independent auditors thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b) Pro forma financial information

The required unaudited pro forma financial information as of and for the year ended December 31, 2011 are furnished as Exhibit 99.2 to this Form 8-K/A and incorporated into this Item 9.01 (B) by reference.

(c) Exhibits

23.1 Consent of Deloitte & Touche LLP

99.1 Audited consolidated financial statements of Freedom Broadcasting, Inc. as of and for the year ended December 31, 2011

99.2 Unaudited proforma financial information for the acquisition of Freedom

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Vice President / Chief Accounting Officer

Dated: June 11, 2012